Exhibit 99.1




[Logo]

                                                         1025 Eldorado Boulevard
                                                      Broomfield, Colorado 80021
                                                                  www.Level3.com
                                                                    NEWS RELEASE



Level 3 contacts:

Media:            Josh Howell                       Investors:        Robin Grey
                  720-888-2517                                      720-888-2518

                  Chris Hardman                                 Sandra Curlander
                  720-888-2292                                      720-888-2501



                        Level 3 Expects to Meet or Exceed
                         First Quarter 2006 Projections

        Company Increases Estimates for First Quarter and Full Year 2006
                           Consolidated Adjusted OIBDA

BROOMFIELD, Colo., March 28, 2006 -- Level 3 Communications, Inc. (Nasdaq:LVLT) announced today that it expects to meet and, for certain metrics, exceed its first quarter 2006 projections issued on February 7, 2006. The company increased its first quarter 2006 Consolidated Adjusted OIBDA projection from $105-125 million to $140-150 million. For full year 2006, Level 3 also increased its Consolidated Adjusted OIBDA projection from $550-600 million to $600-650 million and its 2006 Net Cash Interest Expense projection from $505 million to $520 million.

"The improvements to our OIBDA projections are a result of better than expected performance in our communications business," said Sunit S. Patel, Level 3's chief financial officer. "Our higher margin core communications services results are stronger than anticipated. Additionally, the progress we've made integrating WilTel Communications has also led to our improved forecast." As previously announced, the company is holding its 2006 Analyst and Investor Day today beginning at 8:30 a.m. EST, at the Grand Hyatt in New York City. A webcast and an archive of the event will be available on Level 3's investor relations Web site at www.Level3.com/582.html.

About Level 3 Communications
Level  3  (Nasdaq:LVLT)  is  an  international  communications  and  information services
company. The company operates one of the largest Internet backbones in the world, is one of the largest providers of wholesale dial-up service to ISPs in North America and through its customers, is the primary provider of Internet connectivity for millions of broadband subscribers. The company offers a wide range of communications services over its broadband fiber optic network including Internet Protocol (IP) services, broadband transport and infrastructure services, colocation services, and patented softswitch managed modem and voice services. Its Web address is www.Level3.com.

The company offers information services through its subsidiary, Software Spectrum, and fiber-optic and satellite video delivery and advertising distribution solutions through its subsidiary, Vyvx. For additional information, visit their respective Web sites at www.softwarespectrum.com and www.vyvx.com.

The Level 3 logo is a registered service mark of Level 3 Communications, Inc. in the United States and/or other countries. Level 3 services are provided by a wholly owned subsidiary of Level 3 Communications, Inc.


Forward-Looking Statement
Some of the statements made by Level 3 in this press release are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements. Level 3 believes that its primary risk factors include, but are not limited to: increasing the volume of traffic on Level 3's network; developing new products and services that meet customer demands and generate acceptable margins; successfully completing commercial testing of new technology and information systems to support new products and services, including voice transmission services; stabilizing or reducing the rate of price compression on certain of our communications services; integrating strategic acquisitions; attracting and retaining qualified management and other personnel; ability to meet all of the terms and conditions of our debt obligations; overcoming Software Spectrum's reliance on financial incentives, volume discounts and marketing funds from software publishers; and reducing downward pressure of Software Spectrum's margins as a result of the use of volume licensing and maintenance agreements. Additional information concerning these and other important factors can be found within Level 3's filings with the Securities and Exchange Commission. Statements in this release should be evaluated in light of these important factors.

1) Non-GAAP Metrics
Pursuant to Regulation G, the company is hereby providing a reconciliation of non-GAAP financial metrics to the most directly comparable GAAP measure.

The company provides historical results and projections that include non-GAAP metrics that the company deems relevant to management and investors. These non-GAAP metrics are Consolidated Adjusted OIBDA, communications gross margin, Communications Adjusted OIBDA margin, unlevered cash flow and consolidated free cash flow. The following reconciliations of these non-GAAP financial metrics to GAAP include forward-looking statements with respect to the information identified as a projection. Level 3 has made a number of assumptions in preparing our projections, including assumptions as to the components of financial metrics. These assumptions, including dollar amounts of the various components that comprise a financial metric, may or may not prove to be correct. We caution you that these forward-looking statements are only predictions, which are subject to risks and uncertainties including technological uncertainty, financial variations, changes in the regulatory environment, and industry growth and trend predictions. Please see the company's Annual Report on Form 10-K for a description of these risks and uncertainties.

In order to provide projections with respect to non-GAAP measures, we are required to indicate a range for GAAP measures that are components of the reconciliation of the non-GAAP metric. The provision of these ranges is in no way meant to indicate that the company is explicitly or implicitly providing projections on those GAAP components of the reconciliation. In order to reconcile the non-GAAP financial metric to GAAP, the company has to use ranges for the GAAP components that arithmetically add up to the non-GAAP financial metric. While the company feels reasonably comfortable about the projections for its non-GAAP financial metrics, it fully expects that the ranges used for the GAAP components will vary from actual results. We will consider our projections of non-GAAP financial metrics to be accurate if the specific non-GAAP metric is met or exceeded, even if the GAAP components of the reconciliation are different from those provided in an earlier reconciliation.

Communications Gross Margin ($) is defined as communications revenue less communications cost of revenue from the consolidated statements of operations.

Cost of Revenue for the communications business includes leased capacity, right-of-way costs, access charges and other third party circuit costs directly attributable to the network, as well as costs of assets sold pursuant to sales-type leases. Communications Gross Margin (%) is defined as communications gross margin ($) divided by communications revenue. Management believes that communications gross margin is a relevant metric to provide to investors, as it is a metric that management uses to measure the margin available to the company after it pays third party network services costs; in essence, a measure of the efficiency of the company's network.

Consolidated Adjusted OIBDA is defined as operating income from the consolidated statements of operations, plus depreciation and amortization plus non-cash impairment charges plus non-cash stock compensation expense.

Communications Adjusted OIBDA Margin is defined as Communications Adjusted OIBDA divided by communications revenue.

Management believes that Consolidated Adjusted OIBDA, prepared for each of its reporting segments, and Communications Adjusted OIBDA Margins are relevant and useful metrics to provide to investors, as they are an important part of the company's internal reporting and are indicators of profitability and operating performance, especially in a capital-intensive industry such as telecommunications. Management also uses Consolidated Adjusted OIBDA and Communications Adjusted OIBDA Margins to compare the company's performance to that of its competitors. Consolidated Adjusted OIBDA excludes non-cash impairment charges and non-cash stock compensation expense due to the company's adoption of the expense recognition provisions of SFAS No. 123. Additionally, Consolidated Adjusted OIBDA excludes interest expense and income tax expense and other gains/losses not included in operating income. Excluding these items eliminates the expenses associated with the company's capitalization and tax structures. Consolidated Adjusted OIBDA excludes depreciation and amortization expense in order to eliminate the impact of capital investments which management believes should be evaluated through consolidated free cash flow.

There are limitations to using non-GAAP financial measures, including the difficulty associated with comparing companies that use similar performance measures whose calculations may differ from the company's calculations. Additionally, this financial measure does not include certain significant items such as depreciation and amortization, interest expense and non-cash impairment charges. Consolidated Adjusted OIBDA and Communications Adjusted OIBDA Margin should not be considered a substitute for other measures of financial performance reported in accordance with GAAP.


--------------------------------------------------------------------------------
Projected Consolidated Adjusted OIBDA
Three Months Ended March 31, 2006                        Consolidated
($ in millions)                                             Range
--------------------------------------------------------------------------------
--------------------------------------------------------------- ----------------
                                                 Low                     High
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Net Earnings/(Loss)                             $(185)                  $(165)
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Plus Other (Income)/Expense                      $110                    $105
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Operating Income/(Loss)                         $(75)                   $(60)
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Plus Depreciation and Amortization Expense       $200                    $190
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Plus Non-Cash Stock Compensation Expense         $15                     $20
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Consolidated Adjusted OIBDA                      $140                    $150
--------------------------------------------------------------- ----------------

--------------------------------------------------------------------------------
Projected Consolidated Adjusted OIBDA
Twelve Months Ended December 31, 2006                    Consolidated
($ in millions)                                             Range
--------------------------------------------------------------------------------
--------------------------------------------------------------- ----------------
                                                 Low                     High
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Net Earnings/(Loss)                             $(840)                  $(780)
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Plus Other (Income)/Expense                      $555                    $545
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Operating Income/(Loss)                         $(285)                  $(235)
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Plus Depreciation and Amortization Expense       $825                    $805
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Plus Non-Cash Stock Compensation Expense         $60                     $80
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Consolidated Adjusted OIBDA                      $600                    $650
--------------------------------------------------------------- ----------------

Unlevered Cash Flow is defined as net cash provided by (used in) operating activities less net capital expenditures, and adding back cash interest paid, less interest income all as disclosed in the consolidated statements of cash flows or the consolidated statements of operations. Management believes that Unlevered Cash Flow is a relevant metric to provide to investors, as it is an indicator of the operational strength and performance of the company and, measured over time, provides management and investors with a sense of the growth pattern of the business.

There are material limitations to using Unlevered Cash Flow to measure the company against some of its competitors as it excludes certain material items such as cash spent on merger and acquisition activity and interest expense. Level 3 does not currently pay a significant amount of income taxes due to net operating losses, and therefore, generates higher cash flow than a comparable business that does pay income taxes. Additionally, this financial measure is subject to variability quarter over quarter as a result of the timing of payments related to accounts receivable and accounts payable. Unlevered Cash Flow should not be used as a substitute for net change in cash and cash equivalents on the consolidated statements of cash flows.

Consolidated Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures offset by release of capital expenditure accruals as disclosed in the consolidated statements of cash flows. Management believes that Consolidated Free Cash Flow is a relevant metric to provide to investors, as it is an indicator of the company's ability to generate cash to service its debt. Consolidated Free Cash Flow excludes cash used for acquisitions or principal repayments.

There are material limitations to using Consolidated Free Cash Flow to measure the company against some of its competitors as Level 3 does not currently pay a significant amount of income taxes due to net operating losses, and therefore, generates higher cash flow than a comparable business that does pay income taxes. Additionally, this financial measure is subject to variability quarter over quarter as a result of the timing of payments related to accounts receivable and accounts payable. This financial measure should not be used as a substitute for net change in cash and cash equivalents on the consolidated statements of cash flows.

Net cash interest expense is defined as cash interest paid from the consolidated statements of cash flows, less interest income from the consolidated statements of operations. Cash interest paid for 2006 is expected to be approximately $525 million, and Interest Income is expected to be approximately $20 million for net cash interest expense of $505 million.